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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the incorporation by reference in the following Registration Statements:

  (1)
  Registration Statement (Form S-8 No. 333-191161) pertaining to the Onconova Therapeutics, Inc. 2013 Equity Compensation Plan

  (2)
  Registration Statement (Form S-8 No. 333-194228) pertaining to the Onconova Therapeutics, Inc. 2013 Equity Compensation Plan

  (3)
  Registration Statement (Form S-8 No. 333-204210) pertaining to the Onconova Therapeutics, Inc. 2013 Equity Compensation Plan

  (4)
  Registration Statement (Form S-8 No. 333-210694) pertaining to the Onconova Therapeutics, Inc. 2013 Equity Compensation Plan

  (5)
  Registration Statement (Form S-8 No. 333-215575) pertaining to the Onconova Therapeutics, Inc. 2013 Equity Compensation Plan

  (6)
  Registration Statement (Form S-8 No. 333-222400) pertaining to the Onconova Therapeutics, Inc. 2013 Equity Compensation Plan

  (7)
  Registration Statement (Form S-8 No. 333-226199) pertaining to the Onconova Therapeutics, Inc. 2018 Omnibus Incentive Compensation Plan

  (8)
  Registration Statement (Form S-8 No. 333-233410) pertaining to the Onconova Therapeutics, Inc. 2018 Omnibus Incentive Compensation Plan

  (9)
  Registration Statement (Form S-3 No. 333-230744) of Onconova Therapeutics, Inc.

  (10)
  Registration Statement (Form S-3 No. 333-221684) of Onconova Therapeutics, Inc.

  (11)
  Registration Statement (Form S-1 No. 333-211769) of Onconova Therapeutics, Inc.

  (12)
  Registration Statement (Form S-1 No. 333-222374) of Onconova Therapeutics, Inc.

  (13)
  Registration Statement (Form S-1 No. 333-224315) of Onconova Therapeutics, Inc.

  (14)
  Registration Statement (Form S-1 No. 333-234360) of Onconova Therapeutics, Inc.

of our report dated March 27, 2020, with respect to the consolidated financial statements of Onconova Therapeutics, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2019.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania March 27, 2020

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm